UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

United Technologies Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PROXYVOTE.COM

Important Notice Regarding Availability of Proxy Materials

2012 UNITED TECHNOLOGIES CORPORATION Annual Meeting of Shareowners

MEETING DATE: April 11, 2012

This e-mail represents all shares in the following account(s):

CONTROL NUMBER: 333444555666

Dear UTC Shareowner

Thank you for participating in online access to UTC’s Annual Meeting Materials. Broadridge is the independent inspector of elections and tabulator of votes for UTC’s 2012 Annual Meeting of Shareowners.

The UTC Annual Report for 2011 and the Proxy Statement for the 2012 Annual Meeting of Shareowners are now available. To view the Annual Report and Proxy statement, please click on the following links

Proxy Statement

https://materials.proxyvote.com/913017

Annual Report

https://materials.proxyvote.com/913017

REMEMBER, YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES AS SOON AS YOU RECEIVE AND REVIEW YOUR PROXY MATERIALS.

IMPORTANT NOTICE TO PARTICIPANTS IN THE UTC EMPLOYEE SAVINGS PLAN: Broadridge must receive your voting instructions by 11:00 a.m., Eastern Daylight Time, on April 9, 2012 in order to tabulate voting instructions of Savings Plan Participants and communicate those instructions to the Savings Plan Trustee, who will vote your shares. If your voting instructions are not received by that time, your plan shares will be voted by the trustee as described in the Proxy Statement.

You can enter your voting instructions and view the shareowner material at the following Internet site. If your browser supports secure transactions, you will be automatically directed to a secure site.

http://www.proxyvote.com/0333444555666

Note: If your e-mail software supports it, you can simply click on the above link.

To access proxyvote.com, you will need your four digit PIN, which is the last four digits of your Social Security number.

You also can use your Control Number to vote your shares by telephone. Simply call 1-800-690-6903 to access the secure and confidential telephone voting service. When voting by telephone, please keep the above Control Number available for your reference.

FURTHER INFORMATION CONCERNING THE FOLLOWING PROPOSALS IS INCLUDED IN UTC’s 2012 PROXY STATEMENT:

Proxy Statement

Proposal 1 -	Election of Directors, Nominees:

01 Louis R. Chênevert	07 Richard D. McCormick

02 John V. Faraci	08 Harold McGraw III

03 Jean-Pierre Garnier	09 Richard B. Myers

04 Jamie S. Gorelick	10 H. Patrick Swygert

05 Edward A. Kangas	11 André Villeneuve

06 Ellen J. Kullman	12 Christine Todd Whitman

Proposal 2 -	Appointment of the Firm of PricewaterhouseCoopers LLP as Independent Auditor

Proposal 3 -	Advisory Vote to Approve the Compensation of Named Executive Officers

If you would like to request a ticket to attend UTC’s 2012 Annual Meeting, please click on the following link: http://www.utc.com/Investor+Relations/Shareowner+Ticket+Requests

For assistance or if you would like to request paper copies of the Annual Report or the Proxy Statement, please contact our Shareholder Direct information line at 1-800-881-1914 or the UTC Corporate Secretary’s Office at 1-860-728-7870.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes.)

This message and any attachments are intended only for use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

Dear UBS Account Holder,

The following communication from United Technologies Corporation (“UTC”) is being provided to you at the request of UTC. Please be advised that the information and recommendations provided below are from UTC alone, and UBS Financial Services Inc. (“UBS”) expressly disclaims any and all responsibility and/or liability for the information and recommendations provided. UBS makes no representation concerning the accuracy or completeness of the information provided and takes no position with respect to the advisability of the recommendations made. Any questions or concerns should be addressed to UTC management.

United Technologies Corporation

Annual Meeting of Shareowners

April 11, 2012 at 2:00 p.m. EDT

Dear Fellow Shareowner,

The 2012 Annual Meeting of UTC Shareowners will be held on April 11, 2012.

YOUR VOTE IS VERY IMPORTANT. WE URGE YOU TO SUBMIT VOTING INSTRUCTIONS FOR YOUR SHARES OF UTC COMMON STOCK HELD THROUGH UBS AS SOON AS POSSIBLE. The Board of Directors recommends that you vote FOR the election of each of the nominees for director and FOR Proposals 2 and 3.

CONTROL NUMBER:    012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

FURTHER INFORMATION CONCERNING THE FOLLOWING PROPOSALS IS INCLUDED IN UTC’S 2012 PROXY STATEMENT:

Proposal 1 -	Election of Directors, Nominees:

01	Louis R. Chênevert
02	John V. Faraci
03	Jean-Pierre Garnier
04	Jamie S. Gorelick
05	Edward A. Kangas
06	Ellen J. Kullman
07	Richard D. McCormick
08	Harold McGraw III
09	Richard B. Myers
10	H. Patrick Swygert
11	André Villeneuve
12	Christine Todd Whitman

Proposal 2 -	Appointment of the Firm of PricewaterhouseCoopers LLP as Independent Auditor

Proposal 3 -	Advisory Vote to Approve the Compensation of Named Executive Officers

We urge you to carefully review the additional information concerning these proposals that is provided in your Proxy Statement.

This reminder to vote has been sent in connection with your shares of UTC Common Stock held through UBS. If you also hold shares of UTC Common Stock through another account, you should receive a separate communication from the firm administering those holdings that explains how to vote those shares. For shares held through a bank or through another broker, shares registered directly in your name or shares held through the UTC Savings Plan, you should receive communications from Broadridge Financial Solutions, Inc.

UTC is a great company whose results have been made possible by the efforts and skills of countless current and former employees. Special thanks for your own part in this.

Louis R. Chênevert

Chairman & Chief Executive Officer

This message has been forwarded to you by Broadridge Financial Services, Inc., on behalf of UBS and at the request of UTC management, in connection with your holdings of UTC Common Stock through your account with UBS.

The UTC Annual Report for 2011 and the Proxy Statement for the 2012 Annual Meeting of Shareowners are available at the following link:

www.proxyvote.com

Broadridge will receive and tabulate voting instructions and act as independent Inspectors of Election. VOTING IS CONFIDENTIAL, AS DESCRIBED IN UTC’S PROXY STATEMENT. TO SUBMIT YOUR VOTING INSTRUCTIONS FOR SHARES OF UTC COMMON STOCK HELD THROUGH UBS, PLEASE VISIT THE SECURE AND CONFIDENTIAL ONLINE VOTING SITE AT WWW.PROXYVOTE.COM AND FOLLOW THE ON-SCREEN INSTRUCTIONS. YOU WILL NEED YOUR CONFIDENTIAL VOTING CONTROL NUMBER PROVIDED ABOVE TO SUBMIT YOUR VOTING INSTRUCTIONS FOR YOUR SHARES OF UTC COMMON STOCK HELD THROUGH YOUR BROKER.

USING YOUR VOTING CONTROL NUMBER DETAILS PROVIDED ABOVE, YOU CAN ALSO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTIONS BY TELEPHONE BY CALLING 1-800-474-7485.

Questions? For additional assistance regarding your account or submitting voting instructions for your shares, please visit https://www.ubs.com/usingonlineservices where you will find useful FAQs, phone numbers and our contact information.

Please visit our website at http://financialservicesinc.ubs.com/wealth/E-maildisclaimer.html for important disclosures and information about our e-mail policies. For your protection, please do not transmit orders or instructions by e-mail or include account numbers, Social Security numbers, credit card numbers, passwords, or other personal information.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.